Exhibit 10.3

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement is made and entered into this 27th day of June, 2008, by and between FLEXSTEEL INDUSTRIES, INC., a Minnesota corporation (hereafter “Employer”) and DONALD D. DREHER, (hereafter “Employee”).

RECITALS

WHEREAS, Employer and Employee executed an Employment Agreement (“Agreement”) dated October 1, 2006; and

WHEREAS, the Employer and Employee wish to amend the Agreement.

NOW THEREFORE, in consideration of the mutual terms, covenants and conditions herein contained, the parties agree as follows:

1.	Section 1. EMPLOYMENT. Paragraph B of the Agreement is deleted and replaced with the following:

B.	Employee will consult with the CEO of Flexsteel Industries, Inc. and use his best efforts to establish a timeline for the identification and hiring of a successor for Employee.

2.	Section 2. TERM. Two (2) references to December 31, 2009 are amended to September 30, 2012.

3.	Section 8. COMPENSATION UPON TERMINATION OF EMPLOYMENT.

a.	Paragraph A. December 1, 2009 is amended to September 1, 2012.
b.	Paragraph A. (i) December 31, 2009 is amended to September 30, 2012.

4.	In all other respects, the Agreement is hereby ratified and confirmed.

EMPLOYEE	FLEXSTEEL INDUSTRIES, INC.
/s/ Donald D. Dreher	By:	/s/ R.J. Klosterman

Donald D. Dreher	R. J. Klosterman, CEO and President